UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
May 17, 2018

INVACARE CORPORATION

(Exact name of Registrant as specified in its charter)

Ohio	001-15103	95-2680965
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Invacare Way, Elyria, Ohio 44035
(Address of principal executive offices, including zip code)

(440) 329-6000
(Registrant’s telephone number, including area code)

————————————————————————————————
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Invacare Corporation 2018 Equity Compensation Plan

On May 17, 2018, Invacare Corporation (the “Company”) held its Annual Meeting of Shareholders, where the Company's shareholders approved the Invacare Corporation 2018 Equity Compensation Plan (the “2018 Equity Plan”). Under the 2018 Equity Plan, directors and employees of the Company and its affiliates may be granted the following types of awards with respect to the Company's common shares: incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, and performance shares. The maximum number of Company common shares, without par value, available for issuance under the 2018 Equity Plan will not exceed the sum of the following: 1,800,000 shares; plus any shares available for issuance under the Invacare Corporation 2013 Equity Compensation Plan (the “2013 Equity Plan”) at the time of approval of the 2018 Equity Plan by the Company’s shareholders; plus any shares covered by an award under the 2018 Equity Plan, the 2013 Equity Plan or the Invacare Corporation Amended and Restated 2003 Performance Plan that are forfeited or remain unpurchased or undistributed upon termination or expiration of the award. The material terms of the 2018 Equity Plan are summarized in the Company's Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on April 9, 2018.

The description of the 2018 Equity Plan as contained herein is qualified in its entirety by reference to the full text of the 2018 Equity Plan, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

New Director

On May 17, 2018, the Board of Directors of the Company expanded the Board size to eight members and elected Petra Danielsohn-Weil, PhD, as a director of the Company on the unanimous recommendation of the Nominating and Governance Committee of the Board of Directors. Ms. Danielsohn-Weil has been elected to serve a term expiring at the Company’s 2019 Annual Meeting of Shareholders. Ms. Danielsohn-Weil has been appointed to the Compensation and Management Development Committee and the Nominating and Governance Committee.

Ms. Danielsohn-Weil, age 58, most recently served from 2014 until her August 2017 retirement as Regional President of Pfizer Essential Health - Europe, a leader in non-viral anti-infectives, biosimilars and sterile injectable medicines and a unit of Pfizer Inc. (NYSE:PFE), a research-based, global biopharmaceutical company. From 2000 to 2014, she served in various general management, regional and global business unit executive roles in Europe and the United States for Pfizer. Prior to that, she served in various commercial and strategic leadership roles in Europe and the US for Warner-Lambert from 1988 until its acquisition by Pfizer in 2000. She serves as a board member of NovaMedica LLP, a pharmaceutical company and a portfolio company of Rusnano JSC Corporation.

There is no arrangement or understanding between Ms. Danielsohn-Weil and any other person pursuant to which Ms. Danielsohn-Weil was elected as a director of the Company. Ms. Danielsohn-Weil has not entered into any related party transactions with the Company that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

As a director, Ms. Danielsohn-Weil will participate in the Company’s current program for the compensation of non-employee directors, which is described under the caption “Compensation of Directors” in the

Company’s Definitive Proxy Statement on Schedule 14A filed with Securities and Exchange Commission on April 9, 2018. In accordance with the director compensation program, on May 17, 2018, Ms. Danielsohn-Weil received a grant of 5,590 restricted stock units under the Company’s 2013 Equity Compensation Plan.

On May 17, 2018, the Company issued a press release announcing the appointment of Ms. Danielsohn-Weil to the Board of Directors, which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On May 17, 2018, the Company held its 2018 Annual Meeting of Shareholders (the “Annual Meeting”), at which the Company’s shareholders acted on proposals to: (1) elect seven directors to a one-year term that will expire at the annual meeting of shareholders in 2019; (2) approve and adopt the Invacare Corporation 2018 Equity Compensation Plan; (3) ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s 2018 fiscal year; and (4) approve, on an advisory basis, the compensation of the Company’s named executive officers.
Each of the following nominees was elected to the board of directors for a one-year term of office expiring at the annual meeting of shareholders in 2019 with respective votes as follows:

Nominees	For	Withheld	Broker Non-Votes
Susan H. Alexander	26,505,166	1,183,577	2,200,774
Barbara W. Bodem	26,505,177	1,183,566	2,200,774
Marc M. Gibeley	26,028,988	1,659,755	2,200,774
C. Martin Harris, M.D.	25,838,807	1,849,936	2,200,774
Matthew E. Monaghan	26,470,716	1,218,027	2,200,774
Clifford D. Nastas	26,511,511	1,177,232	2,200,774
Baiju R. Shah	26,026,232	1,662,511	2,200,774
The proposal to approve and adopt the Invacare Corporation 2018 Equity Compensation Plan was approved with 23,887,659 votes for, 3,751,626 votes against, 49,458 votes abstained and 2,200,774 broker non-votes.
The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s 2018 fiscal year was approved with 29,104,054 votes for, 781,596 votes against and 3,867 votes abstained. There were no broker non-votes with respect to this proposal.
The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved with 25,436,453 votes for, 2,155,004 votes against, 97,286 votes abstained and 2,200,774 broker non-votes.
Item 7.01. Regulation FD Disclosure.
On May 17, 2018, the Company posted an updated Investor Presentation, dated May 17, 2018, on the Company’s website, http://www.invacare.com/investorrelations. The content of the Company’s website is not incorporated by reference in this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1	Invacare Corporation 2018 Equity Compensation Plan

99.1	Press Release, dated May 17, 2018

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVACARE CORPORATION
(Registrant)

Date: May 18, 2018	By:	/s/ Anthony C. LaPlaca
	Name:	Anthony C. LaPlaca
	Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description of Exhibit

10.1	Invacare Corporation 2018 Equity Compensation Plan

99.1	Press Release, dated May 17, 2018